Fees Summary	Sep. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 27,484,815.35
Previously Paid Amount	0.00
Total Fee Amount	4,207.93
Total Offset Amount	0.00
Net Fee	$ 4,207.93